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                                                                EXHIBIT 10.15(a)
                                   "EXHIBIT A"
        FIRST AMENDMENT TO THE M.D.C. HOLDINGS, INC. 401(k) SAVINGS PLAN

WHEREAS, M.D.C. Holdings, Inc. (the "Company") established the M.D.C. Holdings, Inc. 401(k) Savings Plan (the "Plan") originally effective on January 1, 1992, and subsequently restated in the Key Trust Company PRISM(R) Prototype Retirement Plan and Trust, effective July 1, 1998 as provided by the Trustee; and

WHEREAS, the Company, effective as of June 1, 2001, desires to amend the Plan to allow for monthly entry dates; and

WHEREAS, the Company, effective as of June 1, 2001, desires to amend the Plan to allow Participants to modify their deferral percentages on a monthly basis.

NOW, THEREFORE,

BE IT RESOLVED, effective June 1, 2001, Section B.6.d(ii) of the Adoption Agreement is hereby amended to read as follows:

B.      BASIC PLAN PROVISIONS:

6.       ELIGIBILITY:

              d.           ENTRY DATES:

                           Upon completion of the eligibility requirements, an Employee shall commence participation in the Plan (select only one):

                           i As soon as practicable under the payroll practices utilized by the Employer, and consistently applied to all Employees, or if earlier, the first day of the Plan Year.

                           ii   X   As of the first day of the month following
                               ---  the completion of the eligibility
                                    requirements.

                           iii As of the earliest of the first day of the Plan Year, fourth, seventh or tenth month of the Plan Year next following completion of the eligibility requirements.

                           iv As of the earliest of the first day of the Plan Year or seventh month of the Plan Year next following completion of the eligibility requirements.

                           v As of the first day of the Plan Year next following completion of the eligibility requirements (may only be selected if the eligibility year of service requirement is 6 months or less).
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AND BE IT FURTHER RESOLVED, that effective as of June 1, 2001, the Company amends the provisions of Item C.3 of the Adoption Agreement to provide as follows:

C.       SECTION 401(k) PLAN PROVISIONS:


3.       CONTRIBUTION CHANGES:

                  a. Participants may increase or decrease the amount of contributions made to the Plan pursuant to a Salary Reduction Agreement once each:

                               i            Plan Year
                                  ---

                               ii           Semi-annual period, based on the
                                  ---       Plan Year

                               iii          Quarter, based on the Plan Year
                                  ---
                               iv  X        Month
                                  ---
                                v           Other, as specified below (provided
                                  ---       that it is at least once per year):


AND BE IT FURTHER RESOLVED, that except as amended and restated herein, all other provisions of the M.D.C. Holdings, Inc. 401(k) Savings Plan shall remain effective as set forth in the original Adoption Agreement.

   EMPLOYER: M.D.C. HOLDINGS, INC.


   BY:                                                     DATE:
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   TRUSTEE: KEYBANK NATIONAL ASSOCIATION


   BY:                                                     DATE:
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